Investor Meetings August 2012 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, the planned Master
Limited Partnership, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,”
“should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.
SunCoke does not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
Investor Meetings - August 2012

SunCoke Business Segments
(excluding corporate costs)
Int'l Coke, 1%
Coal Mining, 12%
Jewell Coke, 21%
Other Domestic Coke, 66%

First Half 2012 Adjusted EBITDA[1]: $121 million

SunCoke Energy

About SunCoke
About SunCoke
Largest independent producer of
metallurgical coke in the Americas
Coke is an essential ingredient in blast
furnace production of steel
Coal mining operations represents
~15% of Adjusted EBITDA
(1)
High quality mid-vol. metallurgical coal
reserves in Virginia and West Virginia
2012 expected production of 1.6 million
tons
Cokemaking business generates
~85% of Adjusted EBITDA
(1)
5.9 million tons of capacity in six
facilities; five in U.S. and one in Brazil
Represents 18% of North American coke
supply
(2)
Investor Meetings - August 2012
(1) For a definition and reconciliation of Adjusted EBITDA, please see appendix.
(2) Source: Company estimates

2006-2011 Increase: 138%
2,490
4,190
4,740
5,390
5,390
5,940
2006
2007
2008
2009
2010
2011
Jewell Coke
Indiana Harbor
Haverhill I
Vitória
Haverhill II
Granite City
Middletown

SunCoke Energy

More than doubled capacity since
2006 with four new plants
Proven ability to permit, design,
construct and start up greenfield
developments and work
internationally
Industry-leading environmental
signature
Meet U.S. EPA Maximum Achievable
Control Technology
Secure, long-term take-or-pay
contracts with leading steelmakers
Coal, operating and transportation costs
are passed through
The Leading Independent Cokemaker
The Leading Independent Cokemaker
SunCoke
Cokemaking Capacity
(In thousands of tons)
Investor Meetings - August 2012 4

ArcelorMittal
AK Steel
USS
ArcelorMittal
AK Steel
ArcelorMittal
ArcelorMittal

SunCoke Energy

Our cokemaking operations are strategically located in
proximity to our customers’ integrated steelmaking facilities
SunCoke Operations
SunCoke Operations
Indiana
Harbor
Middletown
Haverhill 1 Haverhill 2
Coal
Mining
Vitoria,
Brazil
Investor Meetings - August 2012

Our metallurgical coal
mining business is located
in Central Appalachia
Jewell
Coke
Granite
City
114M tons of
reserves

⑥ Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
⑤ Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
① Coal bed absorbs heat from refractory and liberates combustible volatile matter.
② Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
④ Completely oxidized flue gas is drawn into uptakes within oven walls.
③ Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

SunCoke Energy

SunCoke’s Cokemaking Technology SunCoke’s Cokemaking Technology 6 Investor Meetings - August 2012

SunCoke’s Heat Recovery vs. By-Product Oven
SunCoke’s Heat Recovery vs. By-Product Oven
Pressurization
Negative pressure
Positive pressure
Air Emissions
MACT standard for new batteries
Potential for emission of hazardous
compounds
Power Generation
Cogenerates power
Power consuming process
Hazardous Inputs
None
Yes – sulfuric acid
Volatile Organic Compounds
Complete combustion
No combustion
Solid Wastes
No toxic solid wastes
Process produces toxic waste streams
7 Investor Meetings - August 2012
SunCoke Heat Recovery              Traditional By-Product

SunCoke‘s Value Proposition
SunCoke‘s Value Proposition
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 15%-20% turndown
High quality coke with cheaper coal blends
-
Burn loss vs. by-product
Capital preservation and lower capacity cost per ton;
particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product "credits"
High Quality
& Reliable
Coke Supply
Turndown
Flexibility
Coal
Flexibility
Capital
Efficiency
& Flexibility
Environment
/Economic
Trade-offs
Investor Meetings - August 2012 8

SunCoke’s Contract Proposition
SunCoke’s Contract Proposition
Investor Meetings - August 2012
We deliver coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings
Customer
SunCoke
Energy

What SunCoke Offers
Capital Funding and Ownership
Permits and Approvals
Engineering, Procurement
& Construction
Plant Production and
Environmental Compliance
Reliable, High -Quality
Coke Supply
Typical Key
Coke Contract Provisions
Take-Or-Pay
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Operating Cost Component
(Pass-Through)
Taxes, Transportation & Future
Environmental Costs
(Pass-Through)

Earnings Per Share (diluted)

$0.17
$0.32
$0.24
$0.32
2011
2012
Q1
Q2

Adjusted EBITDA[(1)] (in millions)

$26.6
$37.7
$55.8
$65.5
2011
2012
Q1
Q2

SunCoke Energy

Q2 2012 Earnings Overview
Results driven by strong Coke business
performance
-
Middletown startup has been a success
-
Continued improvement at Indiana Harbor
-
Strong operations at other facilities
Coal action plan progressing
-
Difficult demand/price environment
-
Taking action to reduce high cash
production costs
-
Achieved improved sequential quarter
performance
Strong liquidity position
-
Generated $66 million of free cash flow
(2)
in
first half 2012
-
Cash balance of $190 million and virtually
undrawn revolver of $150 million
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
For a definition and reconciliation of free cash flow, please see the appendix.
Investor Meetings - August 2012

$37.7
$14.0
$11.1
($2.2)
$4.9
$65.5
Q2 2011 Adjusted EBITDA (1)
Middletown
Coke Business (Jewel/Haverhill/ Indiana Harbor/ Granite City/Int'l)
Coal Mining
Corporate Costs
Q2 2012 Adjusted EBITDA (1)

SunCoke Energy

Adjusted EBITDA
Adjusted EBITDA
(1) (1)
Bridge –
Bridge –
Q2 2011 to Q2 2012
Q2 2011 to Q2 2012
Investor Meetings - August 2012

Quarter’s performance led by strong Coke business results
($ in millions)
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

922
965
1,014
1,068
1,095
168
179
172
175
177
276
293
289
286
291
301
314
309
291
299
177
179
176
174
176
68
142
153
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

$ 39
$ 50
$ 34
$ 51
$ 57/ton
$36
$48
$32
$55
$61
$25
$34
$21
$40
$49
$11
$14
$11
$15
$13
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Jewell Coke Segment
Other Domestic Coke Segment
Adjusted EBITDA/ton

SunCoke Energy

Domestic Coke Business Summary
Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)
(Jewell Coke & Other Domestic Coke)
Investor Meetings - August 2012

Domestic Coke Production Domestic Coke Adjusted EBITDA
(1)
Per Ton
(Tons in thousands)
($ in millions, except per ton amounts)
(1) For a definition of EBITDA and Adjusted EBITDA/Ton and reconciliations, please see the appendix.
(2) Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory adjustment of $6.2million, net of NCI, of which $3.1 million is attributable to Q3 2011.
(3) Includes a $2.4 million, net of NCI, charge related to coke inventory reduction and a $1.3 million, net of
NCI,  lower cost or market adjustment on pad coal inventory and lower coal-to-coke yields related to the startup at Middletown.
Strong  performance driven by Middletown, Indiana Harbor and other operations
/Ton
/Ton /Ton
(3)
/Ton
(2)

Domestic Coke Business Outlook
Domestic Coke Business Outlook
($ in millions, except as noted)
Estimated
Low
Estimated
High
Domestic Coke Adjusted EBITDA
(1)
Per Ton $55 $60
Annual Domestic Coke Sales Volumes (in millions of tons)
x 4.3 x 4.4
Domestic Coke Adjusted EBITDA
(1)
$237 $264
Less:  Ongoing Capital Expenditures
($35) ($35)
Annual Domestic Coke Adjusted EBITDA
(1)
less Ongoing
Capital Expenditures
$202 $229
Illustrative Liquidity Ratios for Domestic Coke Business Estimated Estimated
Net Debt (2) to Adjusted EBITDA (1) 2.7x 2.3x
Interest Coverage (3) 4.6x 5.2x
All figures are estimates based on current expectations for domestic coke business (Jewell Coke and Other Domestic Coke segments); for example purposes only
•
Expect domestic coke Adjusted EBITDA
(1)
per ton to be $55 - $60 for balance of 2012
•
Based on current sentiment, 2012 coke sales volume expected to be in middle of range
Investor Meetings - August 2012

(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Net Debt represents Total Debt less cash balance at end of period. Net Debt provides a perspective on the Company's overall debt position. Net Debt was calculated by subtracting our 6/30/2012 cash balance of $190.0 million from  our Total Debt of $724.9 million on 6/30/2012.
(3)
Interest coverage is Adjusted EBITDA divided by expected 2012 interest expense of $44 million, net of amortization of issuance, discount and other fees.

$162
$155
$159
$171
$167
$126
$132
$138
$151
$137
$34
$25
$20
$20
$25
$11
$9
$2
$7
$9
Q2 '11
Q3 '11
Q4 '11 (3)
Q1 '12
Q2 '12
Coal Adjusted EBITDA
Average Sales Price
Coal Adj EBITDA / ton
Coal Cash Cost / ton

	Q2 '11	Q3 '11	Q4 '11	Q1 '12	Q2 '12
Coal Sales	334	371	363	373	365
Coal Producton	340	340	349	375	401
Purchased Coal	24	22	20	19	4

SunCoke Energy

Coal Mining Financial Summary
Coal Mining Financial Summary
Investor Meetings - August 2012

Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
($ in millions, except per ton amounts)
Cash production costs increasing in face of
difficult demand/price environment
– Pricing up modestly, reflecting strong mid-vol.
pricing/volumes, offset by weak
hi-vol. & thermal pricing/volumes
– Cash costs up $11/ton, reflecting decreased mix and
higher costs of hi-vol. & thermal production
Coal action plan implemented in Q1 2012
gaining traction
– Focus on most productive mines to reduce costs
delivered sequential quarter improvement
– Cash cost per ton at Jewell decreased from
$161  in Q1 2012 to $143 in Q2 2012
– Jewell reject rates improved from 68% in Q1
2012 to 66% in Q2 2012
– Expect further cash cost reductions for 2013
Intend to maintain cash neutral position in
2012
– Reduced capital spending in line with outlook
Coal Sales, Production and Purchases
(1)
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
(3)
Q4 2011 Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.

2012 Adjusted EBITDA
2012 Adjusted EBITDA
(1)
(1)
Outlook
Outlook
($ in millions)
Investor Meetings - August 2012 15
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
Strong U.S. cokemaking business expected to
drive increase in Adjusted EBITDA
(1)
in 2012
$141
$250 - $280
$95 - $110
$5 - $15
$9 - $14
2011
Adjusted
EBITDA
Coke Business Coal Mining 2012 Adjusted
EBITDA
Corporate
Costs
(1)
(1)

2012 Guidance
2012 Guidance
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
EPS* (at 22% tax rate) $1.30 – $1.65
Capital Expenditures
& Investments
Approximately $85 million
Free Cash Flow
(1)
$100 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million – $35 million
Coke Production In excess of 4.3 million tons
Coal Production Approximately 1.6 million tons
*Diluted
Investor Meetings - August 2012 16
(1)
For a definition of Adjusted EBITDA and Free Cash Flow and their reconciliations, please see the appendix.

Strategies for Enhancing Shareholder Value
Strategies for Enhancing Shareholder Value

Investor Meetings - August 2012
Operational
Excellence
• Maintain focus on details
and discipline of coke and
coal mining operations
• Sustain and enhance top
quartile safety
performance and ability to
meet environment
standards
• Leverage operating know-
how and technology to
continuously improve
yields and operating costs
Grow The Coke
Business
• U.S. & Canada
• Continue permitting
efforts for next potential
U.S. facility
• Explore opportunities to
make strategic
investments in existing
capacity
• International
• Execute India entry and
pursue follow-on growth
Strategically Optimize
Assets
• Coke MLP
• Execute plan to place a
portion of our
cokemaking assets into
an MLP structure
• Coal
• Optimize operations and
investments to enhance
long-term strategic
flexibility

Operations Excellence
Operations Excellence
Investor Meetings - August 2012 18
The SunCoke Way
Safety & Environment
Sustain and enhance
top quartile safety
performance
Meet and exceed
environmental
standards
Execution
Rigorous focus on the details
and discipline
of coke and
coal mining operations
Productivity
Leverage operating know-
how and technology to
continuously improve yields
and operating
& maintenance costs
Financial
Financial
Performance
Performance

$450
$350
$250
Jan-09
Jan-10
Jan-11
Jan-12
Chinese Metallurgical Coke (FOB China port - adds $45 - $60/ton)
SunCoke - Other Domestic Coke(1)

4.5
4.8
3.2
5.2
0.9
2.0
2.0
2.0
1.8
1.6
1.5
1.7
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
Imports
SunCoke sales volumes

SunCoke Energy

Chinese Coke Price vs. Representative SunCoke Price
SunCoke believes it has the opportunity to displace higher cost coke imports
.
(US$/ton)
Source: Steel Business Briefing, 2012
(1) Other Domestic Coke sales and other operating revenues less energy sales divided by tons sold.
SunCoke
(1)
Chinese
Q2 2012: $395 $449
2011 Average: $371 $454
2008-2010 Average: $326 $430
Grow the Coke Business:
Grow the Coke Business:
U.S. and Canada
U.S. and Canada

U.S. and Canada Coke Imports
Source: CRU, Metallurgical Coke Market Outlook 2012
(Tons in millions)
Investor Meetings - August 2012

Coke Price Comparison

SunCoke’s coke is highly competitive on price, quality and reliability versus Chinese imported coke
Source:  World Price (DTC), CRU and Coke Market Report, company estimates
Investor Meetings - August 2012
$551
$399
$395
$407
$144
Jewel Other
Domestic
Coke
Chinese
Coke
SunCoke Coke Price Chinese Coke Price FOB Ex. Export Tax
(Includes $50/ton freight and $40/ton handling loss)
Chinese Export Tax Premium (40%)
Delivered Coke Prices - $/ton

Aging Cokemaking Facilities
Average Age
% of U.S. & Canada coke production
9
43
27%
24%
SunCoke
U.S. & Canada (excl SXC)
30-40 years
40+ years

U.S. & Canada Coke Supply

SunCoke Energy

Investor Meetings - August 2012
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012
51% of coke capacity is at facilities >30 years old
Integrated Integrated
Steel Steel
Producers Producers
63% 63%
SunCoke
18%
DTE
5%
Other Merchant Other Merchant
& Foundry & Foundry
6% 6%
Imports Imports
8% 8%
Grow the Coke Business:
Grow the Coke Business:
U.S. and Canada
U.S. and Canada

51
40
27
48
19
22
20
12
17
18
18
19
19
19
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
Blast Furnace Coke Demand
BF/BOF Crude Steel Production

SunCoke Energy

BF/BOF Crude Steel Production
and Blast Furnace Coke Demand
2010 Coke Rate:
894 lbs/thm
2015E Coke Rate:
800 lbs/thm
In million tons
Grow
Grow
the
the
Coke
Coke
Business:
Business:
U.S. and Canada
U.S. and Canada
Impact of low natural gas prices on
coke demand
– Displaces coke in blast furnace
– Natural gas cannot completely
replace coke; coke provides
structure in blast furnace,
facilitating the flow of
oxygen/air and hot liquid metal
– The less coke used the more
important the coke’s quality
– Makes coke oven gases less valuable
– Integrated steelmakers capture
coke oven gases produced in
their own coke batteries for use
in downstream operations
– This may impact steelmakers’
decision to reinvest/rebuild in
their own coke batteries
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011;  Company estimates.
Investor Meetings - August 2012 22

Grow the Coke Business:
Grow the Coke Business:
U.S. and Canada
U.S. and Canada
Aging battery
replacement
Import displacement
Expected demand opportunity
by 2015
in millions of tons
5

Investor Meetings - August 2012
U.S.  and Canada
Coke Market  Opportunity
SunCoke’s Strategy
Permit a potential new
(likely multi-customer)
660k/TPY U.S. plant
660k/TPY U.S. plant
Explore acquisition of
Explore acquisition of
existing coke assets
existing coke assets
2
3

Sources:  CRU, The Annual Outlook for
Metallurgical Coke 2011,  CIA World Factbook.
Grow the Coke Business:
Grow the Coke Business:
International -
International -
India
India
Investor Meetings - August 2012 24
India
Steel/Coke
Market
Growing Steel
Market
Projected to be 3rd largest steel
market by 2020
Blast furnace to play a critical
role in growth
Coke supply
Deficit
Importing approximately
2 million tons annually
Coke capacity investment lags
steel investment
Active
Merchant
Market
3.5 million tons merchant
production or 13% of total
17 active merchant
coke producers
Electric Power
Deficit
10% - 20% short power
Average wholesale price >$80
mwh (2x U.S. rate)
• •
Committed to
Committed to
India entry
India entry
strategy
strategy
– –
Discussing Discussing
opportunities in opportunities in
India India
– –
Targeting potential Targeting potential
entry entry
by early 2013 by early 2013

Master Limited Partnership
Master Limited Partnership
Board approved formation of MLP
Expected Assets/Structure
–
A portion of our interests in
Haverhill and Middletown
–
SXC to own General Partner,
incentive distribution rights and a
portion of the partnership units
Proceeds to SXC
–
Expected uses will include paying
down debt, funding expansion and
other general corporate purposes
Timing
–
Expect to close no sooner than
fourth quarter 2012
Additional details will be in S-1
Investor Meetings - August 2012

Middletown Operations
Haverhill Operations

Appendix

Definitions
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana
Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-
controlling interests. Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
Investor Meetings - August 2012 27

Reconciliations
Investor Meetings - August 2012 28
$ in millions
Q2  2012 Q1  2012 Q4  2011 Q3  2011 Q2  2011 Q1  2011
Adjusted Operating Income 46.6 37.1 14.9 33.5 24.6 7.4
Net Income (Loss) attributable to Noncontrolling Interest 1.3 (0.3) (0.5) 3.4 1.6 (6.2)
Subtract: Depreciation Expense (20.2) (18.4) (16.0) (14.7) (14.7) (13.0)
Adjusted EBITDA 65.5 55.8 31.4 44.8 37.7 26.6
Subtract: Depreciation, depletion and amortization (20.2) (18.4) (16.0) (14.7) (14.7) (13.0)
Subtract: Financing expense, net (11.8) (12.0) (7.1) (3.3) 4.5 4.5
Subtract: Income Tax (7.0) (5.3) 2.9 (5.1) (1.9) (3.1)
Subtract: Sales Discount (3.8) (3.2) (3.2) (3.5) (3.1) (3.1)
Add: Net Income attributable to NCI 1.3 (0.3) (0.5) 3.4 1.6 (6.2)
Net Income 24.0 16.6 7.5 21.6 24.1 5.7
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

Reconciliations
Investor Meetings - August 2012 29
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2012
Adjusted EBITDA 12.5              48.6              0.7                  9.3                (5.6)               65.5              61.1
Subtract: Depreciation, depletion and amortization (1.3)               (13.7)             (0.1)                 (4.3)               (0.8)               (20.2)             (15.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests
1.3                1.3                1.3
Adjusted Pre-Tax Operating Income 11.2              36.2              0.6                  5.0                (6.4)               46.6              47.4
Adjusted EBITDA 12.5              48.6              0.7                  9.3                (5.6)               65.5              61.1
Sales Volume (thousands of tons) 170               892               358                  373               1,062
Adjusted EBITDA per Ton 73.5              54.5              2.0                  24.9              57.5
Q1 2012
Adjusted EBITDA 15.0              40.1              0.1                  7.4                (6.8)               55.8              55.1
Subtract: Depreciation, depletion and amortization (1.3)               (12.6)             (0.1)                 (4.1)               (0.3)               (18.4)             (13.9)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.3)               (0.3)               (0.3)
Adjusted Pre-Tax Operating Income 13.7              27.2              -                  3.3                (7.1)               37.1              40.9
Adjusted EBITDA 15.0              40.1              0.1                  7.4                (6.8)               55.8              55.1
Sales Volume (thousands of tons) 186               892               358                  373               1,078
Adjusted EBITDA per Ton 80.6              45.0              0.3                  19.8              51.1
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
Investor Meetings - August 2012 30
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q4 2011
Adjusted EBITDA 10.6              21.3              10.2                 2.5                (13.2)             31.4              31.9
Subtract: Depreciation, depletion and amortization (1.2)               (10.6)             (0.1)                 (3.7)               (0.4)               (16.0)             (11.8)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.5)               (0.5)               (0.5)
Adjusted Pre-Tax Operating Income 9.4                10.2              10.1                 (1.2)               (13.6)             14.9              19.6
Adjusted EBITDA 10.6              21.3              10.2                 2.5                (13.2)             31.4              31.9
Sales Volume (thousands of tons) 166               837               295                  363               1,003
Adjusted EBITDA per Ton 63.9              25.4              34.6                 6.9                31.8
Q3 2011
Adjusted EBITDA 13.9              34.3              1.7                  9.2                (14.3)             44.8              48.2
Subtract: Depreciation, depletion and amortization (1.2)               (9.9)               -                  (3.3)               (0.3)               (14.7)             (11.1)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 3.4                3.4                3.4
Adjusted Pre-Tax Operating Income 12.7              27.8              1.7                  5.9                (14.6)             33.5              40.5
Adjusted EBITDA 13.9              34.3              1.7                  9.2                (14.3)             44.8              48.2
Sales Volume (thousands of tons) 191               777               373                  371               968
Adjusted EBITDA per Ton 72.8              44.1              4.6                  24.8              49.8
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
Investor Meetings - August 2012 31
$ in millions, except per ton data
Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2011
Adjusted EBITDA 10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Subtract: Depreciation, depletion and amortization (1.4) (9.6) (0.1) (3.2) (0.4) (14.7) (11.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 1.6 1.6 1.6
Adjusted Pre-Tax Operating Income 9.2 17.3 0.7 8.3 (10.9) 24.6 26.5
Adjusted EBITDA 10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Sales Volume (thousands of tons) 170 757 412 334 927
Adjusted EBITDA per Ton 62.4 33.4 1.9 34.4 38.7
Q1 2011
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Subtract: Depreciation, depletion and amortization (1.1) (8.6) - (2.7) (0.6) (13.0) (9.7)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (6.2) (6.2) (6.2)
Adjusted Pre-Tax Operating Income 9.9 (6.3) 1.0 9.6 (6.8) 7.4 3.6
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Sales Volume (thousands of tons) 175 697 362 386 872
Adjusted EBITDA per Ton 62.9 12.2 2.8 31.9 22.4
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

(in millions)
       2012E
       Low
       2012E
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation
2012E Net Income to Adjusted EBITDA Reconciliation
Investor Meetings - August 2012 32

Free Cash Flow Reconciliations
2012E Estimated Free Cash Flow Reconciliation
Investor Meetings - August 2012 33
(in millions)
1     Half
2012
Cash from operations $   86.7
Less cash used for investing activities (20.7)
Less payments to minority interest ( - )
Free Cash Flow $     66.0
(in millions) 2012
Cash from operations In excess of $   189
Less cash used for investing activities Approx. (85)
Less payments to minority interest Approx. (4)
Free Cash Flow In excess of $     100
First Half 2012 Free Cash Flow Reconciliation
st